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                                                                    Exhibit 10.5

                        THIRD AMENDMENT TO SECOND AMENDED
                           AND RESTATED LOAN AGREEMENT

         ENTERED INTO by and among AMSURG CORP., a Tennessee corporation (the "Borrower"), SUNTRUST BANK, NASHVILLE, N.A., AGENT for the Lenders defined ("Agent"), SUNTRUST BANK, NASHVILLE, N.A., a national bank ("STB"), and NATIONSBANK OF TENNESSEE, N.A., a national bank ("NBT") (herein STB and NBT shall be referred to as "Lenders") as of this 19th day of December, 1997.

                                    RECITALS:

         1. The Borrower, the Agent, and the Lenders entered into a Second Amended and Restated Loan Agreement dated as of April 15, 1997 as amended by a First Amendment to Second Amended and Restated Loan Agreement dated as of May 5, 1997 and as amended by a Second Amendment to Second Amended and Restated Loan Agreement dated September 2, 1997 (herein the Amended and Restated Loan Agreement as amended shall be referred to as the "Loan Agreement").

         2. The Borrower, the Agent, and the Lenders desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Loan" or "Loans" as set forth in Article I of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Loan" or "Loans" means any borrowing by Borrower under this Agreement, the Revolving Credit Notes, and/or any extension of credit by Agent on behalf of Lenders or by any of the Lenders to or for Borrower pursuant to this Agreement or any other Loan Document, including any renewal, amendment, extension, or modification thereof.

         2. The definition of "Loan Documents" as set forth in Article I of the Loan Agreement is hereby amended and restated in its entirety as follows:

                  "Loan Documents" means, collectively, each document, paper or certificate executed, furnished or delivered in connection with this Agreement (whether before, at, or after the Closing Date), including, without limitation, this Agreement, the Revolving Credit Notes, the Guarantees, and all other documents, certificates, reports, and instruments that this Agreement requires or that were executed or delivered (or both) at Agent's request.




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         3. The definition of "Revolving Credit Note" and "Revolving Credit
Notes" as used in Article I of the Loan Agreement means those Revolving Credit Notes executed by the Borrower payable to the order of each of the Lenders, each Revolving Credit Note being substantially in the form of Exhibit C hereto and in the principal amount that each Lender's Pro Rata Share bears to $35,000,000, including all amendments, renewals, and extensions thereto.

         4. The definition of "Term Note" or "Term Notes" as used in Article I of the Loan Agreement shall be deleted.

         5. Section 2.01 of the Loan Agreement shall be amended and restated in its entirety as follows:

                  Section 2.01 The Revolving Credit Notes. Subject to the conditions and the terms of the Loan Documents and subject to the limitations of Section 2.11 set forth below, and in reliance upon the representations, warranties, and covenants set forth in the Loan Documents, the Lenders agree to extend the Borrower credit on a revolving credit basis, in the principal amount of up to $35,000,000 pursuant to the Revolving Credit Notes.

         6. Section 2.04 of the Loan Agreement shall be amended and restated in its entirety as follows:

                  Section 2.04 Minimum Advance Amounts. Advances under the Revolving Credit Notes calculated at the Base Rate shall not be made in amounts less than $100,000 without Agent's prior written consent, and Advances under the Revolving Credit Notes calculated at the LIBOR-Based Rate shall not be made in amounts less than $500,000 without Agent's prior written consent.

         7. Section 2.05 of the Loan Agreement shall be amended and restated in its entirety as follows:

                  Section 2.05 Required Payments. The Revolving Credit Notes shall be payable as set forth therein. Each payment under the Revolving Credit Notes shall be made without defense, setoff, or counterclaim to Agent at its Principal Office in U.S. Dollars for the account of each of the Lenders and in immediately available funds before 12:00 Noon Nashville Time on the date such payment is due.

         8. Section 2.06(b) of the Loan Agreement shall be deleted.

         9. Section 2.06(c) of the Loan Agreement shall be amended and restated in its entirety as follows:

                  (c) At any time that the outstanding principal balance of an Advance bears interest at the Base Rate, the Borrower may elect upon two (2) Business Days prior



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         written notice and delivery to Agent of a Notice of Interest Rate
         Election to convert the Applicable Interest Rate to a LIBOR-Based Rate.

         10. Section 2.06(e) of the Loan Agreement shall be amended and restated in its entirety as follows:

                  (e) At any time, no more than six (6) different LIBOR-Based Rate Periods may be applicable to the Advances.

         11. Section 2.06(h) of the Loan Agreement shall be amended and restated in its entirety as follows:

                  (h) Borrower may prepay the principal amount evidenced by any Advance at any time that the Applicable Interest Rate is the Base Rate. Except as provided specifically in Section 2.06(g)(iii) and (iv), Borrower may not prepay any Advance so long as the Applicable Interest Rate is the LIBOR-Base Rate, except at the maturity of any applicable LIBOR-Based Rate Period.

         12. Section 2.07 of the Loan Agreement shall be deleted.

         13. The last sentence of Section 2.09 of the Loan Agreement shall be deleted.

         14. Section 2.10 of the Loan Agreement shall be amended and restated in its entirety as follows:

                  Section 2.10 Payments to Principal Office; Debit Authority. Each payment under the Revolving Credit Notes (including any permitted prepayment and payment of interest) shall be made to Agent at its Principal Office for the account of Lenders in U.S. dollars and in immediately available funds before 11:00 a.m. Nashville Time on the date such payment is due.

         15. Section 4.19 of the Loan Agreement shall be amended and restated in its entirety as follows:

                  Section 4.19 Use of Proceeds; Purpose of the Credit. Borrower has used and will use proceeds from the Revolving Credit Notes exclusively for the purposes stated in this Agreement.

         16. Section 5.01(a) of the Loan Agreement shall be amended and restated in its entirety as follows:

                  (a) Revolving Credit Notes and Loan Documents. The Revolving Credit Notes and all other Loan Documents.



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         17. Section 7.11(d) of the Loan Agreement shall be amended and restated
in its entirety as follows:

                  (d) Debt Service Coverage Ratio. As calculated on the last day of each Fiscal Quarter, permit the ratio of EBITDA to an amount equal to: (i) Interest Expense, plus (ii) current payments of long term Debt to be less than 2.25 to 1.0.

         18. Section 8.01(a) of the Loan Agreement shall be amended and restated in its entirety as follows:

                  (a) Principal and Interest Payments. Borrower fails to make payment when due of any installment of principal or interest on any of the Revolving Credit Notes or the Indebtedness within fifteen (15) days of the date thereof, or Borrower fails to pay when due any payment due hereunder or under any of the Loan Documents within fifteen (15) days of the due date thereof; or

         19. Section 11.04(b) of the Loan Agreement shall be amended and restated in its entirety as follows:

                  (b) The Agent shall not be responsible to any of the Lenders for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Agreement, the Revolving Credit Notes, the Guarantees, the other Loan Documents, or any other documents contemplated hereby or thereby, or the financial condition of the Borrower or the Guarantors, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement, the Revolving Credit Notes, the Guarantees, the other Loan Documents or the other documents contemplated hereby or thereby, or the financial condition of the Borrower or the Guarantors, or the existence or possible existence of any Default Condition or Event of Default.

         20. The Loan Agreement is not amended in any other respect.

         21. The Borrower reaffirms its obligations under the Loan Agreement, as amended hereby, and the Borrower agrees that its obligations are valid and binding and are enforceable in accordance with its respective terms, subject to no defense, counterclaim, or objection.

         22. The Borrower shall pay to Lender a commitment fee in connection with the transaction evidenced by this Third Amendment of $17,500.



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         ENTERED INTO as of this 19th day of December, 1997.


                                          BORROWER:

                                          AMSURG CORP.


                                          By: CLAIRE M. GULMI
                                              ----------------------------------
                                          Title: Senior Vice President
                                                 -------------------------------

                                          AGENT:

                                          SUNTRUST BANK, NASHVILLE, N.A.,
                                          AGENT


                                          By: KAREN COLE AHERN
                                              ----------------------------------
                                          Title: General Vice President
                                                 -------------------------------


                                          LENDERS

                                          SUNTRUST BANK, NASHVILLE, N.A.


                                          By: KAREN COLE AHERN
                                              ----------------------------------
                                          Title: General Vice President
                                                 -------------------------------


                                          NATIONSBANK OF TENNESSEE, N.A.


                                          By: ANNE F. JENKINS
                                              ----------------------------------
                                          Title: Assistant Vice President
                                                 -------------------------------



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